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                                 AMENDMENT NO. 1

                                       TO

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of July 14, 2009, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Aim Advisors, Inc. (the "Advisor"), on behalf of AIM Equity Funds, and each of Invesco Trimark Ltd., formerly AIM Funds Management Inc., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., and Invesco Senior Secured Management, Inc. (each a "Sub-Advisor" and, collectively, the "Sub-Advisors").

                                   WITNESSETH:

     WHEREAS, the parties desire to amend the Contract to add AIM Disciplined Equity Fund;

     NOW, THEREFORE, the parties agree as follows;

     1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

                                      FUNDS

               AIM Capital Development Fund
               AIM Charter Fund
               AIM Constellation Fund
               AIM Disciplined Equity Fund
               AIM Diversified Dividend Fund
               AIM Large Cap Basic Value Fund
               AIM Large Cap Growth Fund
               AIM Summit Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

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          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                        INVESCO AIM ADVISORS, INC.

                                        Advisor


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

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                                        INVESCO TRIMARK LTD.

                                        Sub-Advisor


                                        By: /s/ Eric J. Adelson
                                            ------------------------------------
                                        Name: Eric J. Adelson
                                        Title: Senior Vice President, Legal &
                                               Secretary


                                        By: /s/ Wayne J. Bolton
                                            ------------------------------------
                                        Name: Wayne J. Bolton
                                        Title: Vice President, Compliance &
                                               Chief Compliance Officer

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                                        INVESCO ASSET MANAGEMENT DEUTSCHLAND
                                        GMBH

                                        Sub-Advisor


                                        By: /s/ Karl Georg Bayer
                                            ------------------------------------
                                        Name: Karl Georg Bayer
                                        Title: Managing Director


                                        By: /s/ Jens Langewand
                                            ------------------------------------
                                        Name: Jens Langewand
                                        Title: Managing Director

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                                        INVESCO ASSET MANAGEMENT LIMITED

                                        Sub-Advisor


                                        By: /s/ Graeme Proudfoot
                                            ------------------------------------
                                        Name: Graeme Proudfoot
                                        Title: Director

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                                        INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                        Sub-Advisor


                                        By: /s/ Masakazu Hasegawa
                                            ------------------------------------
                                        Name: Masakazu Hasegawa
                                        Title: Managing Director

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                                        INVESCO AUSTRALIA LIMITED

                                        Sub-Advisor


                                        By: /s/ Mark Yesberg
                                            ------------------------------------
                                        Name: Mark Yesberg
                                        Title: Head of Product and Marketing


                                        By: /s/ Ian Coltman
                                            ------------------------------------
                                        Name: Ian Coltman
                                        Title: Company Secretary

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                                        INVESCO GLOBAL ASSET MANAGEMENT
                                        (N.A.), INC.

                                        Sub-Advisor


                                        By: /s/ Kirk F. Holland
                                            ------------------------------------
                                        Name: Kirk F. Holland
                                        Title: President and CEO

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                                        INVESCO HONG KONG LIMITED

                                        Sub-Advisor


                                        By: /s/ Anna Tong
                                            ------------------------------------
                                        Name: Anna Tong
                                        Title: Director


                                        By: /s/ Gracie Liu
                                            ------------------------------------
                                        Name: Gracie Liu
                                        Title: Director

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                                        INVESCO INSTITUTIONAL (N.A.), INC.

                                        Sub-Advisor


                                        By: /s/ Jeffrey H. Kupor
                                            ------------------------------------
                                        Name: Jeffrey H. Kupor
                                        Title: Secretary and General Counsel

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                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-Advisor


                                        By: /s/ Jeffrey H. Kupor
                                            ------------------------------------
                                        Name: Jeffrey H. Kupor
                                        Title: Secretary and General Counsel